SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ----------------------

                            FORM 8-K

                          CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 30, 2003


                        FLEETWOOD ENTERPRISES, INC.
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        (Exact Name of Registrant as Specified in its Charter)

      Delaware                1-07699                95-1948322
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   (State or Other         (Commission File         (IRS Employer
   Jurisdiction of            Number)             Identification
   Incorporation)                                  Number)

3125 Myers Street, Riverside, California               92503-5527
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (909) 351-3500
                                                     ------------

                           N/A
    (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

     As of December 30, 2003, HomeOne Credit Corp., a subsidiary of Fleetwood Enterprises, Inc. (the "Registrant") entered into a $75 million warehouse line of credit. On
January 5, 2004, the Registrant issued a press release announcing the warehouse line. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7.   Exhibits.

     (c) Exhibits. The following exhibit is being furnished herewith:

Exhibit Number  Title

Exhibit 99.1    Press release of Fleetwood Enterprises, Inc.
dated January 5, 2004.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLEETWOOD ENTERPRISES, INC.



Date:  January 5, 2004              By: /s/ Leonard J. McGill
                                       ---------------------


                                      Leonard J. McGill
                                      Senior Vice President-
                                      Corporate Finance,
                                      Chief Governance Officer

                                            Exhibit 99.1



             FLEETWOOD ENTERPRISES SECURES $75 MILLION
                       WAREHOUSE LINE OF CREDIT

HomeOne Subsidiary to Increase Financing to Its Manufactured
Housing Retail Customers

Riverside, California, January 5, 2004 - Fleetwood Enterprises, Inc. (NYSE: FLE), the nation's leader in recreational vehicle sales and a leading producer and retailer of manufactured housing, announced today that its HomeOne Credit Corp. subsidiary has secured a new $75 million warehouse line of credit with Greenwich Capital Financial Products, Inc. Through this facility, Greenwich will advance funding to HomeOne based on the value of the manufactured housing loans that HomeOne contributes into the facility. HomeOne offers loans to customers of both Company-owned and selected independent manufactured housing retail stores.

Boyd R. Plowman, executive vice president and chief financial officer of Fleetwood, said, "Closely following the recent highly successful $100 million offering of our 5% convertible senior subordinated debentures, this new facility with Greenwich Capital will provide further liquidity, and will greatly enhance HomeOne's ability to provide financing solutions to the retail customers of our Fleetwood Housing Group."

This press release contains certain forward-looking statements and information based on the beliefs of Fleetwood's management as well as assumptions made by, and information currently available to, Fleetwood's management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood's 10-K and other SEC filings. These risk factors include, without limitation, the cyclical nature of both the manufactured housing and recreational vehicle industries; ongoing weakness in the manufactured housing market; the potential impact on demand for our products as a result of changes in consumer confidence levels; continued acceptance of the Company's products; expenses and uncertainties associated with the introduction and manufacturing of new products; the availability of manufactured housing wholesale and retail financing in the future; changes in retail inventory levels in the manufactured housing and recreational vehicle industries; competitive pricing pressures; the ability to attract and retain quality dealers, executive officers and other personnel; and the ability to obtain the financing we need in order to execute our business strategy. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Fleetwood undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
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